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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)    JUNE 26, 2000
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                                NRG ENERGY, INC.
                                ----------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


                   333-33397                         41-1724239
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           (Commission File Number)      (IRS Employer Identification No.)


           1221 NICOLLET MALL, SUITE 700 MINNEAPOLIS, MN              55403
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           (Address of principal executive offices)              (Zip Code)



        Registrant's telephone number, including area code    612-373-5300
                                                              ------------




          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On June 26, 2000, NRG Energy, Inc., a majority owned subsidiary of Northern States Power Company, announced that the underwriters of its recently completed public offering of 28,170,000 shares of common stock, have purchased an additional 4,225,500 shares of its common stock at $15 per share pursuant to the over-allotment option granted in connection with the offering. The press release announcing this approval is filed with this Form 8-K as Exhibit 99.9 See "Item
7. Exhibits."

Item 7. Exhibits.

        The following exhibits are filed with this report on Form 8-K:


Exhibit No.               Description
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
99.9                      Press release issued June 26, 2000 of NRG Energy, Inc.



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                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NRG Energy, Inc
                                             (Registrant)



                                             By /s/   Leonard A. Bluhm
                                                ---------------------------
                                                Leonard A. Bluhm
                                                Executive   Vice   President and
                                                Chief Financial Officer
                                                (Principal Financial Officer)



Dated:  June 26, 2000
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